Exhibit 99.1

For Immediate Release

EPL AND STONE SET RECORD DATE OF AUGUST 28, 2006 FOR STOCKHOLDER MEETINGS
NEW ORLEANS and LAFAYETTE, LA., August 25, 2006- Energy Partners, Ltd. (“EPL”) (NYSE:EPL) and Stone Energy Corporation (“Stone”) (NYSE:SGY) today announced each company has set a record date of August 28, 2006 for its respective special meeting of stockholders to approve matters relating to the proposed merger of EPL and Stone.
EPL and Stone stockholders of record as of August 28, 2006 will be mailed the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 shortly after the Securities and Exchange Commission has declared the Registration Statement effective. All stockholders are urged to read the joint proxy statement/prospectus as it will contain important information, including the meeting times and locations for their respective stockholder meetings.
About Energy Partners, Ltd.
Founded in 1998, EPL is an independent oil and natural gas exploration and production company based in New Orleans, Louisiana. The Company’s operations are focused along the U. S. Gulf Coast, both onshore in south Louisiana and offshore in the Gulf of Mexico (“GOM”).
About Stone Energy Corporation
Stone is an independent oil and gas company headquartered in Lafayette, Louisiana, and is engaged in the acquisition and subsequent exploration, development, operation and production of oil and gas properties located in the conventional Shelf of the GOM, deep Shelf of the GOM, deep water of the GOM, Rocky Mountain basins and the Williston Basin. Stone is also engaged in an exploratory joint venture in Bohai Bay, China.

Forward Looking Statements & Additional Information
This press release contains forward-looking information regarding EPL and Stone that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements included in this press release that address activities, events or developments that EPL or Stone expects, believes or anticipates will or may occur in the future are forward-looking statements. These include statements regarding:
•	completion of the proposed merger,

•	effective integration of the two companies,

•	reserve and production estimates,

•	oil and gas prices,

•	the impact of derivative positions,

•	production expense estimates,

•	cash flow estimates,

•	future financial performance,

•	planned capital expenditures, and

•	other matters that are discussed in EPL’s and Stone’s filings with the Securities and Exchange Commission (SEC).
These statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to EPL’s and Stone’s filings with the SEC, including each company’s Form 10-K for the year ended December 31, 2005, for a discussion of these risks.
EPL AND STONE HAVE FILED A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING EPL, STONE AND THE ACQUISITION. A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF EPL AND STONE SEEKING THEIR APPROVAL OF THE ACQUISITION.
The documents filed with the SEC by EPL may be obtained free of charge from EPL’s website at www.eplweb.com or by directing a request to: Energy Partners, Ltd., 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170, Attn: Secretary, (504) 569-1875. In addition, the documents filed with the SEC by Stone may be obtained free of charge from Stone website at www.stoneenergy.com or by directing a request to: Stone Energy Corporation, 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508, Attn: Kenneth Beer, (337) 237-0410. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.
EPL, Stone and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of EPL and Stone in favor of the acquisition. Information about the executive officers and directors of EPL and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement-prospectus relating to the acquisition when it becomes available. Information about the executive officers and directors of Stone and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement-prospectus relating to the acquisition when it becomes available.
Contacts
Investors:
T.J. Thom (504-799-4830)/Al Petrie (504-799-1953)
Energy Partners Ltd.
Kenneth H. Beer (337-521-2210)
Stone Energy Corporation
Media:
Eden Abrahams/Steve Frankel (212-355-4449)
Joele Frank, Wilkinson Brimmer Katcher
###